Deposits	12 Months Ended
Dec. 31, 2011
Deposits [Abstract]
Deposits
(6)	Deposits

The aggregate amount of time deposits with a minimum denomination of $100,000, was approximately $30.2 million and $51.3 million at December 31, 2011 and 2010, respectively.

A schedule of maturities of time deposits at December 31, 2011 follows (in thousands):

Year Ending December 31,	Amount

2012	$58,025
2013	9,898
2014	1,408
2015	2,274
2016	237

$71,842